UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 13, 2015, Viatar CTC Solutions Inc. (the “Company”) announced its results of operations for the third quarter ended September 30, 2015.  A copy of the press release is annexed as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated November 13, 2015, issued by Viatar CTC Solutions Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: November 13, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

Viatar CTC Solutions Reports Third Quarter 2015 Highlights and Financial Results

LOWELL, Mass., November 13, 2015  -- Viatar CTC Solutions, Inc. (OTCQB:VRTT), a medical technology company focused on the treatment of patients with metastatic cancer, today announced highlights and financial results for the third quarter ended September 30, 2015.

•

Generated $37,940 of revenue over the past four quarters from sales of Viatar’s proprietary filters to a strategic collaborator, for use in that company’s liquid biopsy device for molecular analysis.

•

Received the prestigious Cavendish Global Health Innovation Award at the Cavendish Global Health Impact Forum co-hosted by Cleveland Clinic in October 2015.

For the third quarter of 2015, Viatar reported sales of $13,985 compared to no sales in the comparable quarter of 2014. For the first nine months of 2015, Viatar reported sales of $37,940 compared to $9,000 for the first nine months of 2014. Earlier this year, those sales were connected to evaluation testing of the Company’s filters, but in the third quarter the Company’s filters were integrated into a customer’s product line for use by medical researchers at prominent cancer institutions.

Research & development expenses during the third quarter of 2015 were $677,878 compared to $552,321 in the third quarter of 2014. General and administrative expenses during the third quarter of 2015 were $250,648 compared to $136,031 in the third quarter of 2014. Expense increases reflect the ongoing development of the Company’s two products based on its proprietary CTC removal technology as well as the required costs associated with being a public company.

Viatar reported a net loss of $934,784 for the third quarter of 2015 compared to a net loss of $706,015 for the comparable period in 2014.  These losses include $160,266 and $346,379, respectively, of non-cash expenses for stock-based compensation.

For the nine months ended September 30, 2015 Viatar reported a net loss of $2,880,124, which included $857,515 of non-cash expenses for stock-based compensation.

At September 30, 2015, Viatar had cash assets of $107,432. In October 2015, the Company received $1.3 million in exchange for 4% convertible promissory notes due July 2018.

“Viatar’s profile has begun to rise with our selection for the respected Cavendish Global Health Innovation Award and through our participation in investment conferences and ongoing investor meetings,” said Ilan Reich, Chairman and CEO of Viatar CTC Solutions. “We also continue to meet our timetable for achieving CE Mark regulatory approval for Europe and Canada in late-2016, after which we can begin commercialization.  A parallel effort is also underway to obtain FDA approval, but that will take several years due to the vastly different regulatory requirements.”

Additional information can be found in the Company’s Form 10Q for the period ended September 30, 2015.

Viatar CTC Solutions Inc. and Subsidiary

Condensed Consolidated Balance Sheets

	September 30, 2015	December 31, 2014

ASSETS
CURRENT ASSETS
Cash	$ 107,432	$ 31,351
TOTAL ASSETS	$ 107,432	$ 31,351

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 190,595	$ 290,210
Accrued income tax liability	762,637	732,550
Demand note payable	-	50,000
Convertible note payable	-	93,495
Total current liabilities	953,232	1,166,255

Convertible note payable, net	400,000	-
TOTAL LIABILITIES	1,353,232	1,166,255

Commitments and contingencies

STOCKHOLDERS' DEFICIT
Series A preferred stock, $.001 par value, 20,000,000 shares authorized, 4,000,000 shares issued and outstanding at
September 30, 2015 and December 31, 2014, respectively	4,000	4,000
Common stock, $.001 par value, 100,000,000 shares authorized,
18,107,176 and 16,814,426 shares issued and outstanding at
September 30, 2015 and December 31, 2014, respectively	18,108	16,815
Common stock subscription and interest receivable	-	(605,475)
Additional paid-in capital	19,773,834	17,611,374
Accumulated deficit	(21,031,520)	(18,151,789)
Total stockholders' deficit	(1,235,578)	(1,125,075)

Noncontrolling interest	(10,222)	(9,829)

TOTAL STOCKHOLDERS' DEFICIT	(1,245,800)	(1,134,904)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 107,432	$ 31,351

Viatar CTC Solutions Inc. and Subsidiary

Condensed Consolidated Statements of Operations

(Unaudited)

	For the Nine Months Ended September 30,		For the Three Months Ended September 30,
	2015	2014	2015	2014
REVENUE
Sales	$ 37,940	$ 9,000	$ 13,985	$ -
COST OF REVENUE
Cost of sales	7,660	-	3,830	-

GROSS PROFIT	30,280	9,000	10,155	-

EXPENSES
Research and development	1,889,156	982,450	677,878	552,321
General and administrative	948,116	807,176	250,648	136,031

TOTAL EXPENSES	2,837,272	1,788,626	928,526	688,352

LOSS FROM OPERATIONS	(2,806,992)	(1,779,626)	(918,371)	(688,352)

OTHER INCOME (EXPENSE)
Change in value of derivative liability	-	1,800	-	-
Interest expense	(73,132)	(17,663)	(16,413)	(17,663)

TOTAL OTHER INCOME (EXPENSE)	(73,132)	(15,863)	(16,413)	(17,663)

LOSS BEFORE INCOME TAX (EXPENSE) BENEFIT	(2,880,124)	(1,795,489)	(934,784)	(706,015)

Income tax (expense) benefit	-	-	-	-

NET LOSS	(2,880,124)	(1,795,489)	(934,784)	(706,015)

Net loss attributable to noncontrolling
interest in consolidated subsidiary	(393)	(280)	(120)	(194)

NET LOSS ATTRIBUTABLE TO
STOCKHOLDERS	$ (2,879,731)	$ (1,795,209)	$ (934,664)	$ (705,821)

LOSS PER COMMON SHARE -
BASIC AND DILUTED:
Net Loss Attributable to Common
Stockholders	$ (0.16)	$ (0.12)	$ (0.05)	$ (0.04)
Weighted Average Shares	17,604,366	15,556,312	17,981,054	15,918,177

About Viatar CTC Solutions

Viatar CTC Solutions Inc. is a medical technology company focused on the treatment of patients with metastatic cancer. The company's lead product, the Viatar(TM) Therapeutic Oncopheresis System, removes circulating tumor cells from whole blood using label-free cross-flow filtration. Pending regulatory approval targeted for 2016, it will be used as a periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers.

This proprietary technology also powers the company's liquid biopsy products, which are collection systems for use by genetic testing companies, researchers and medical oncologists that provide a greater quantity and purity of circulating tumor cells for their molecular analysis and personalized medicine objectives.

For More Information:

For Viatar CTC Solutions:

Ilan Reich

Chairman & CEO

ilan.reich@viatarctcsolutions.com

Investor Contacts:

Stephanie Prince

PCG Advisory Group

646.762.4518

Sprince@pcgadvisory.com

Dave Gentry

RedChip Companies

407-644-4256, ext. 104

dave@redchip.com

Media Contact:

Sean Leous

PCG Advisory Group

646.863.8998

Sleous@pcgadvisory.com